UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2017

CHROMADEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-37752	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously announced, on August 21, 2017, ChromaDex Corporation (“ChromaDex”), ChromaDex, Inc., a wholly-owned subsidiary of ChromaDex, and ChromaDex Analytics, Inc., a wholly-owned subsidiary of ChromaDex, Inc. (collectively, the “Company”), entered into an asset purchase agreement with Covance Laboratories Inc. (“Covance”) pursuant to which the Company was to sell to Covance operating assets that are used or held for use in connection with the Company’s quality verification program testing or seals and analytical chemistry and microbiology testing business for food and food related products (the “Lab Business Disposition”). On September 5, 2017, the Company completed the Lab Business Disposition.

Upon closing of the Lab Business Disposition, Covance paid the Company an amount equal to $7.5 million, subject to certain escrow provisions. Further, under the asset purchase agreement, the Company is eligible to receive an additional earnout payment from Covance in an amount equal to up to $1.0 million, subject to certain escrow provisions.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated statements of operations of the Company for the years ended December 31, 2016, January 2, 2016 and January 3, 2015 and the six months ended July 1, 2017 and the unaudited pro forma condensed consolidated balance sheet as of July 1, 2017, which give effect to Lab Business Disposition, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated financial information.

Forward-Looking Statements

This Current Report contains forward-looking statements, including statements regarding a potential earnout payment and pro forma financial information. These forward-looking statements are based on management’s expectations and assumptions as of the date of this Current Report, and actual results may differ materially from those in these forward-looking statements as a result of various factors. These factors include, but are not limited to, risks regarding the occurrence of the requirements for the earnout payment and pro forma financial information not being indicative of the Company’s financial position. For a further description of these and other risks facing the Company, please see the risk factors described in ChromaDex’s filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in those filings. Forward-looking statements speak only as of the date of this Current Report and the Company undertakes no obligation to update or revise these statements, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROMADEX CORPORATION

Dated: September 6, 2017

	By:	/s/ Thomas C. Varvaro
Name: Thomas C. Varvaro
Chief Financial Officer